EXHIBIT 99

Certification Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Roy T.K. Thung, Chief Executive Officer and President of Independence Holding Company, do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Quarterly Report on Form 10-Q of Independence Holding Company for the period from January 1, 2003 to March 31, 2003, as filed with the Securities and Exchange Commission fully compiles with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Independence Holding Company.

/s/ Roy T.K. Thung______________________ Date: May 15, 2003__________

Roy T.K. Thung

Chief Executive Officer and President

I, Teresa A. Herbert, Vice President and Chief Financial Officer of Independence Holding Company, do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. the Quarterly Report on Form 10-Q of Independence Holding Company for the period from January 1, 2003 to March 31, 2003, as filed with the Securities and Exchange Commission fully compiles with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Independence Holding Company.

/s/ Teresa A. Herbert___________________ Date: May 15, 2003______________

Teresa A. Herbert

Vice President and Chief Financial Officer